UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy Corporation (CMS Energy) annual meeting of shareholders held on May 18, 2012, the CMS Energy shareholders voted upon three proposals as described in the CMS Energy Proxy Statement dated April 6, 2012. The results of the shareholder votes are as follows:

1.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2012 was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
230,844,570	331,490	306,448	0

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
204,359,887	5,531,435	866,068	20,725,118
(97.36%)	(2.64%)

3.	Proposal to elect ten members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	For	Against	Abstentions	Broker non-votes
Merribel S. Ayres	207,340,011	3,076,128	341,739	20,724,630
Jon E. Barfield	208,083,639	2,310,403	363,836	20,724,630
Stephen E. Ewing	207,919,763	2,499,952	338,160	20,724,633
Richard M. Gabrys	208,255,091	2,146,210	356,574	20,724,633
David W. Joos	208,214,959	2,141,816	401,098	20,724,635
Philip R. Lochner, Jr.	208,793,328	1,606,531	358,014	20,724,635
Michael T. Monahan	209,516,519	885,578	355,778	20,724,633
John G. Russell	208,603,389	1,802,568	351,921	20,724,630
Kenneth L. Way	205,424,537	4,980,175	353,160	20,724,636
John B. Yasinsky	205,324,647	5,081,511	351,714	20,724,636

CONSUMERS ENERGY COMPANY

Consumers Energy Company (Consumers Energy) did not solicit proxies for the matters submitted to votes at the contemporaneous May 18, 2012 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2012. None of the 441,599 shares of Consumers Energy preferred stock were voted at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 23, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: May 23, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer